UNITED STATES OF AMERICA
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549



                            FORM 8-K



         Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934



Date of Report (Date of earliest event reported)  June 30, 1997
(July 14, 1997)


                    COMTEC INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)



     New Mexico               0-12116             75-2456757
   (State or other          (Commission          (IRS Employer
    jurisdiction            File Number)      Identification No.)
  of Incorporation)

          10555 E. Bethany Drive, Aurora, Co.          80014
        (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:   (303) 627-
8367



                  This Document consists of 8 pages

Item 5.  Other Events




On June 30, 1997 ComTec International, Inc. (the "Company") converted One Million Five Hundred Thousand Dollars ($1,500,000) of debt financing into equity by issuing 15,625,000 shares of the .001 par value common stock of the Company and 15,625,000 warrants to purchase an additional 15,625,000 shares of the .001 par value common stock of the Company in conversion of a $1,500,000 Debenture originally issued to Geneva Reinsurance Company, Ltd., a corporation organized outside of the United States of America. Prior to issuance of the Convertable Debenture, Geneva Reinsurance Company, Ltd. had no affiliation with the Company. In conjunction with the conversion of the debt financing, the Company also issued 485,445 shares of the .001 par value common stock of the Company and 485,445 warrants to purchase an additional 485,445 shares of the .001 par value common stock of the Company in conversion of $46,603 of interest payable on the debenture and 5,104,166 shares of the .001 par value common stock of the Company and 5,104,166 warrants to purchase an additional 5,104,166 shares of the .001 par value common stock of the Company in conversion of fees payable by the Company related to the aquisition of giant LED screens and the original debenture funding. All of said warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $.90 per share. All of the total of 21,214,611shares and 21,214,611 warrants were issued to entities organized outside of the United States of America and entities and persons who are not residents of the United States of America.


Exhibits

5.1 Form of Warrant Agreement










                                SIGNATURES

                                        ComTec International, Inc.
                                              (Registrant)

Date:   July 11, 1997
                            s/s Donald G. Mack
                            ______________________________
                            Donald G. Mack - Authorized Officer
                            Treasurer, and President.

Exhibit 5.1    Form 8-K    ComTec International, Inc.


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND THE TERMS AND CONDITIONS HEREOF. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

                WARRANT TO PURCHASE COMMON STOCK

                               OF

                    COMTEC INTERNATIONAL, INC.

                      ______________ Shares

VOID AFTER 5:00 P.M. DENVER, COLORADO TIME, June 30th, 2000

     FOR VALUE RECEIVED, ComTec International, Inc., a corporation organized under the laws of the State of New Mexico (the "Company"), promises to issue in the name of, sell and deliver to _________________________ (the "Holder"), a certificate or certificates for ________________________________ (___________) of
its fully paid and non-assessable Shares of Common Stock, $.001 par value per Share (the "Shares"), at any time on or after July 1, 1997 and prior to 5:00 p.m. Denver, Colorado time on June 30, 2000 (the "Expiration Date"), upon payment therefor of ninety cents ($.90) per Share in lawful funds of the United States of America, such amounts (the "Basic Exercise Price") being subject to adjustment in the circumstances set forth hereinbelow. This applicable Basic Exercise Price, until such adjustment is made and thereafter as adjusted from time to time, is called the "Exercise Price.

     THIS WARRANT MAY NOT BE ASSIGNED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF BY THE HOLDER, EXCEPT BY THE HOLDER'S EXERCISE HEREOF AS SET FORTH HEREIN FOLLOWING DUE REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR ESTABLISHMENT OF THE AVAILABILITY OF AN EXEMPTION THEREFROM (AT WHICH TIME SAID TRANSFEREE SHALL BE DEEMED THE "HOLDER" HEREUNDER).

     1.     Exercise of Warrant.      In case the Holder of this
Warrant shall desire to exercise this Warrant in whole or in part, the Holder shall surrender this Warrant, with the form of exercise notice on the last page hereof duly executed by the Holder, to the Company accompanied by payment of the Exercise Price.

     This Warrant may be exercised in whole or in part, but not for a fractional Share. In case of the exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number Shares of Common Stock as to which this Warrant has not been exercised. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company may be exchanged, alone or with other Warrants of like tenor registered in the name of the same Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares of Common Stock as this Warrant or Warrants surrendered.

     2.     Stock Dividends, Reclassifications, Reorganizations,
Anti-Dilution Provisions.     This Warrant is subject to the
following further provisions:

          (a) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any Shares of its Common Stock as a stock dividend or subdivide the number of outstanding Shares of Common Stock into a greater number of Shares then, in such case, the Exercise Price per Share of the Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Shares at that time purchasable pursuant to the Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding Shares of Common Stock combining such Shares into a smaller number of Shares then, in such case, the Exercise Price per Share of the Shares then purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to the Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its stockholders generally a right to purchase new Shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in Shares of any other class of securities shall be treated as a dividend paid in Common Stock to the extent that Shares of Common Stock are issuable upon the conversion thereof.

          (b) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, $.01 par value per Share into Shares with a different par value, or shall thereafter reclassify any such Shares in a like manner (any such Shares being included within the meaning of "Common Stock" as used in this Warrant), or the Company or a successor corporation shall consolidate, or merge with or convey all or substantially all of its, or all or substantially all of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), the Holder of this Warrant shall thereafter have the right to purchase pursuant to and on the terms and conditions and during the time specified in this Warrant, in lieu of the Shares purchasable upon the exercise of this Warrant, such Shares of Common Stock, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Shares theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place; and, in any such event, the rights of the Holder of this Warrant to an adjustment in the number of Shares purchasable upon the exercise of this Warrant as herein provided, shall continue and be preserved in respect to any Shares, securities or assets which the Holder of this Warrant becomes entitled to purchase.

          (c) Upon the occurrence of each event requiring an adjustment of the Exercise Price and of the number of Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of Subsection (a) of this Section 2, the Company shall use its best efforts to forthwith cause a firm of certified public accountants (who may be the regular accountant for the Company) to compute the adjusted Exercise Price by reason of such event in accordance with the provisions of Subsection (a).
The Company shall forthwith mail to the Holder of this Warrant a copy of such computation which shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within fourteen (14) days after the mailing thereof by the Company.

          (d)     In case:

               (1)     The Company shall make a record of the
Holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or a cash dividend constituting a partial liquidating dividend, as hereinafter defined; or

               (2)     The Company shall make a record of the
Holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any Shares of any class or to receive any other rights; or

               (3)     The Company shall set a date for any
reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation or conveyance of all or substantially all of the assets of the Company; or

               (4)     The Company shall set a date for the
voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any case, the Company shall mail to the Holder of this Warrant, at least twenty (20) days prior to such record date or the date set for any action described in subparagraphs (d)(3) and
(d)(4) above, a notice advising such Holder of the date or expected date on which a record is to be taken for the purpose of such dividend, distribution of rights or the date on which such reclassification, reorganization, consolidation, merger conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which Holders of Common Stock of record shall be entitled to participate in said dividend, distribution of rights, or shall be entitled to exchange their Shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

          (e) In case the Company, at any time while this Warrant shall remain valid and unexercised, shall sell all or substantially all of its property, or dissolve, liquidate or wind up its affairs or sell or dispose of all or any part of the assets, securities or property of any wholly-owned subsidiary, the Holder of this Warrant shall thereafter be entitled to receive upon exercise hereof in lieu of such Shares of Common Stock of the Company which such Holder would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to such number of Shares of Common Stock of the Company as would otherwise have been issuable upon exercise of this Warrant.

          (f) In the event the Company, at any time while this Warrant shall remain valid and unexercised, shall propose to declare any partial liquidating dividend, it shall notify the Holder of this Warrant as set forth in Subsection (d) of this
Section 2. The term "partial liquidating dividend" shall include a dividend in cash or other property of an amount which, together with all other dividends in cash or other property paid, or declared and set aside for payment, subsequent to June 30, 1998 is equal to or greater than forty (40%) percent of the cumulative consolidated net income of the Company subsequent to two years from the date hereof.

          (g) The provisions of this Section 2 are for the purpose of, and shall be interpreted to the effect that, upon any exercise of this Warrant the Holder shall be entitled to receive the same amount and kind of securities and other property (except cash dividends or rights of the kind described in paragraphs 1 and 2 of subsection (d) of this Section (2) which it would have been entitled to receive as the owner at all times subsequent to the date hereof of the number of Shares purchased upon any such exercise.

          (h) As used throughout this Warrant, the term "Common Stock" shall also mean and include the Company's authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; and shall also include, unless the context otherwise require, the stock and/or other securities and/or property at the time receivable upon the exercise of this Warrant, including, in case of any consolidation, merger, amalgamation or sale of assets of the character referred to in this Section 2 and the Shares of stock, securities or property provided for in this
Section 2.

     3.     Covenants of the Company.     The Company hereby
covenants and agrees that prior to the expiration of this Warrant by exercise or by its terms:

          (a) The Company will not by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other actions which may be necessary in order to protect the rights of the Holder against dilution.

          (b) The Company shall at all times reserve and keep available, out of its authorized and unissued capital stock, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the Warrant(s) then outstanding and in effect, such number of Shares of Common Stock as shall, from time to time, be sufficient for such exercise of the Warrants(s). The Company shall, from time to time, in accordance with the laws of the State of New Mexico, increase the authorized amount of its capital stock if at any time the number of Shares of Common Stock remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of the Warrant or Warrants then outstanding and in effect.

     4.     Loss, Theft, Destruction or Mutilation.     In case
this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or in lieu of substitution for such Warrant so destroyed, lost or stolen, upon the Holder of such Warrant filing with the Company such evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen and of the ownership thereof by the Holder; provided, however, that the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new Warrant. All Warrants so surrendered to the Company shall be canceled.

     5.     Record Owner.     At the time of the surrender of this
Warrant, with the form of subscription properly executed, and the payment of the Exercise Price, the person exercising the Warrant shall be deemed to be the Holder of record of the Shares of Common Stock deliverable upon such exercise, in whole or in part, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares of Common Stock shall not then be actually delivered to such person.

     6.     Fractional Shares.     No fractional Shares or scrip
representing fractional Shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for on such exercise, the Holder may elect to receive, and the Company shall pay to the Holder, an amount in cash equal to such fraction multiplied by the Exercise Price. In the alternative, the Holder may elect to remit to the Company an amount in cash equal to the difference between such fraction and one (1), multiplied by the Exercise Price, and the Company will issue it one Share of Common Stock in addition to the number of whole Shares required by the exercise of the Warrant; provided, however, that the Company shall not be obligated by the operation of this Section 6 to issue Shares of Common Stock in the aggregate exceeding the number of Shares duly registered in accordance with applicable federal and state securities laws or as to which an exemption from registration has been determined to be available.

     7.     Original Issue Taxes.    The Company will pay all
United States, state and local (but not foreign) original issue taxes, if any, upon the issuance of this Warrant or the Shares deliverable upon exercise hereof.

     8.     Mailing of Notices, etc.     All notices and other
communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the address of the Holder as shown on the records of the Company, or to such other address furnished to the Company in writing by the Holder of this Warrant. All notices from the Holder of this Warrant to the Company shall be mailed to the Company at 14530 East Fremont Avenue, Englewood, Colorado 80111 or at any other principal office maintained by the Company in any state.

     10.    Laws of the State of Colorado.     This Warrant shall
be governed by, interpreted under and construed in all respects in accordance with the laws of the State of Colorado irrespective of the place of domicile or residence of any party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the court of the State of Colorado, or the United States District Court for the District of Colorado; and further agree and consent that personal service of process in any such action or proceeding outside the State of Colorado shall be tantamount to service in person in Colorado.

     11.    Entire Agreement and Modification.     The Company and
the Holder hereby represent and Warrant that this Warrant is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant shall be effective only if made in writing and executed with the same formality of this Warrant.

     This Warrant will become wholly void and of no effect and the rights evidenced hereby will terminate unless exercised in accordance with the terms and provisions hereof at or before 5:00 p.m. Denver, Colorado time, on the Expiration Date.

     IN WITNESS WHEREOF, the Company by its duly authorized officer, has executed this Warrant on this 30th day of June, 1997.

                                   COMTEC INTERNATIONAL, INC.

                                   By: __________________________
                                        Donald G. Mack, President

Attest:

_________________________________
     Clifford Perlman, Secretary

                   COMTEC INTERNATIONAL, INC.

                       FORM OF ASSIGNMENT

   (Subject to the restrictions set forth on the face hereof)



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and
transfers unto   _____________________________________  the right
represented by this Warrant to purchase ________________________ Shares of Common Stock, $.001 par value per Share of ComTec International, Inc. to which this Warrant relates, and appoints _________________________________ attorney to transfer said right on the books of said Corporation, with full power of substitution in the premises.


Dated  _______________________     ______________________________
                                   (Signature must conform in all]
                                   respects to name of Holder as
                                   specified on the face of the
                                   Warrant)

                   COMTEC INTERNATIONAL, INC.

                    FORM OF WARRANT EXERCISE

          (To be signed only upon exercise of Warrant)





To:



THE UNDERSIGNED, the Holder of this Warrant, hereby irrevocably elects to exercise the purchase rights represented by this Warrant for, and to purchase thereunder, pursuant to and in accordance with the terms of this Warrant, ___________ Shares of Common Stock, $.001 par value per Share of ComTec International, Inc. and herewith makes payment of $_______________ therefor, and requests that the certificates for such Shares be Issued in the name of and
be delivered to    _____________________________________, whose
address is _______________________________________________, and if
such Shares shall not be all of the Shares purchasable thereunder, that a new Warrant of like tenor for the balance of the Shares purchasable hereunder be delivered to the undersigned.


Dated     ____________________     ______________________________
                                   (Signature must conform in all
                                   respects to name of Holder as
                                   specified on the face of the
                                   Warrant)